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Exhibit 99.173

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SNTL CORPORATION (formerly SUPERIOR NATIONAL INSURANCE GROUP)	) )	REPORT NUMBER 24 FOR THE PERIOD FROM: 01-Mar-02
	)	TO: 31-Mar-02
DEBTOR	)
CHAPTER 11 CASE NO. SV00-14099-GM	)
1. Profit and Loss Statement	Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales

Less Sales Returns and Discounts

Net Sales

Less: Cost of Goods Sold
Beginning Inventory at Cost

Add: Purchases

Less: Ending Inventory at Cost

Cost of Goods Sold

Gross Profit

Other Operating Revenue (Specify)

Less: Operating Expenses
Officer Compensation

Salaries & Wages—Other Employees

Total Salaries & Wages

Employee Benefits

Payroll Taxes

Real Estate Taxes

Federal and State Income Taxes

Total Taxes

Rent and Lease Exp. (Real and Personal Property)

Interest Expense (Mortgage, Loan, etc.)

Insurance

Automobile Expense

Utilities (Gas, Electric, Water, Telephone, etc.)

Depreciation and Amortization

Repairs and Maintenance

Advertising

Supplies, Office Expenses, Photocopies, etc.

Bad Debts

Miscellaneous Operating Expenses (Specify)

Total Operating Expenses

Net Gain/(Loss) from Business Operations

B. Not Related to Business Operations

Income:
Interest Income

Other Non-Operating Revenues (Specify)

Gross Proceeds on Sale of Assets

Less: Original Cost of Assets plus Expenses of Sale

Net Gain/(Loss) on Sale of Assets

Total Non-Operating Income

Expenses Not Related to Business Operations:
Legal and Professional Fees

Other Non-Operating Revenues (Specify)

Total Non-Operating Expenses

NET INCOME /(LOSS) FOR PERIOD

DEBTOR IN POSSESSION OPERATING REPORT NO. 24

2.
Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31 - 60 days	$0	$0
Overdue	61 - 90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91 - 120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0
3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE
4.
Tax Liability:

Gross Payroll Expense For Period	$64,904
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid *	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	3/15/02 & 3/31/02	$19,586	0
State Payroll and Withholding Taxes	3/15/02 & 3/31/02	$3,739	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

    ALL PAYROLL TAXES PAID BY ADP

    * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.
Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 24

6.
Questions:

A.
Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

    / /: Yes            Explain:

    /X/ : No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

    / /: Yes            Explain:

    /X/ : No

7.
Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F
8.
Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9.
Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
3/31/2002	$461,605	$3,750				$3,750

I, Alex Corbett—Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:	4/24/2002	Signed:	/s/ ALEX CORBETT

SCHEDULE A

SNTL, SNTLHC, SNIA, SNIS
Schedule of Operations
One Month ended March 31, 2002
[Bankruptcy filed April 26, 2000]
[unaudited]

(In thousands)	SNTL (formerly SNIG)	SNTLHC (formerly BIG)	SNIA	SNIS	Elimination	Consolidated Total
Revenues:
Net investment income	$9	$—	$1	$9	$—	$19

Total Revenues	9	—	1	9	—	19

Expenses:
Interest expense	645	—	—	—	—	645
General and administrative
Other	(147)	—	160	770	—	783

Total Expenses	498	—	160	770	—	1,428

Income (loss) before income taxes and preferred securities dividends and accretion	(489)	—	(159)	(761)	—	(1,409)
Income tax (benefit) expense	85	(A)	—	2	(A)	1	(A)	—	88

Income (loss) before preferred securities dividends and accretion	(574)	—	(161)	(762)	—	(1,497)
Preferred securities dividends and accretion	(1,193)	—	—	—	—	(1,193)
Expenses not related to business operations:
Legal and Professional Fees	(149)	—	—	—	—	(149)
Other non-operating expenses	—	—	—	—	—	—

(1,916)	—	(161)	(762)	—	(2,839)
Equity in net income (loss) from subsidiaries	(922)	(922)	—	—	1,845	1

Net (Loss) Income	$(2,838)	$(922)	$(161)	$(762)	$1,845	$(2,838)

(A)
All amounts reflect tax expense associated with the payment of taxes to various state tax authorities.

SCHEDULE B

SNTL Corporation and Subsidiaries in Bankruptcy
Aging of Accounts Payable and Receivable
As of March 31, 2002

SNTL Corporation
(formerly Superior National Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	945,070	—		—	792,568
Overdue	31 - 60 days	781,174	—		64,359	306,168
Overdue	61 - 90 days	46,485	29,946		206,942	68,882
Overdue	91 - 120 days	—	14,162		—	189,085
Overdue	121 + days	954,510	50,975		5,237,080	1,979,134	(E)

Total		$2,727,239	$95,083	[A]	$5,508,381	$3,335,836

SNTL Holdings Corporation
(formerly Business Insurance Group)

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	—	—		—	—
Overdue	31 - 60 days	—	—		—	443,180
Overdue	61 - 90 days	—	—		—	206,942
Overdue	91 - 120 days	—	—		—	—
Overdue	121 + days	—	0		—	20,200,924	(E)

Total		$—	$0	(D)	$—	$20,851,047

Superior National Insurance Services

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	299,047	(0)	700,606	—
Overdue	31 - 60 days	—	(0)	490,379	—
Overdue	61 - 90 days	2	0	0	—
Overdue	91 - 120 days	(0)	(0)	—	—
Overdue	121 + days	36,455	6,816,907	0	386,657

Total		$335,504	$6,816,907 [B]	$1,190,985	$386,657

Superior National Insurance Administrators

		Non-Intercompany Accounts			Intercompany Accounts
		Accounts Payable	Accounts Receivable		Accounts Payable	Accounts Receivable
Current	Under 30 days	106,715	—		91,962	—
Overdue	31 - 60 days	—	—		194,611	—
Overdue	61 - 90 days	—	—		68,882	—
Overdue	91 - 120 days	(0)	—		189,085	—
Overdue	121 + days	—	0		2,338,276	98,383

Total		$106,715	$0	[C]	$2,882,815	$98,383

Consolidated

		Non-Intercompany Accounts		Intercompany Accounts
		Accounts Payable	Accounts Receivable	Accounts Payable	Accounts Receivable
Current	Under 30 days	1,350,832	(0)	792,568	792,568
Overdue	31 - 60 days	781,174	(0)	749,349	749,348
Overdue	61 - 90 days	46,487	29,946	275,823	275,823
Overdue	91 - 120 days	(0)	14,162	189,085	189,085
Overdue	121 + days	990,965	6,867,882	7,575,356	22,665,098

Total		$3,169,458	$6,911,991	$9,582,181	$24,671,923

[A]
Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

[B]
Amounts shown in accounts receivable do not include $13.8 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of these commissions receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[C]
Amounts shown in accounts receivable do not include $7.1 million commissions receivable that were written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of these commissions receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[D]
Amount shown in accounts receivable does not include a $0.6 million receivable that was written off in December 2001. Nevertheless, Debtor continues to assert it's ownership of this receivable and will continue to pursue it's rights of offset and other methods to effectuate collection.

[E]
Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

SCHEDULE C
March 31, 2002

SNTL (formerly SNIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

        Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNTLHC (formerly BIG)

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIA

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SCHEDULE D

SNTL Corporation and Subsidiaries in Bankruptcy
Debtor in Possession
Insurance Coverage
March 31, 2002

State	Carrier	Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Arizona	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
California	State Compensation Insurance Fund	Hogan Insurance	Statutory	01-Jun-02	31-Mar-02
Colorado	Pinnacol Assurance	Di Buduo & De Fendis Insurance Group	Statutory	01-Jun-02	01-Jun-02
Illinois	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	12-Jul-02	12-Jul-02
Kansas	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02
Missouri	Travelers Property & Casualty	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New Jersey	Granite State Insurance Company	Di Buduo & De Fendis Insurance Group	Statutory	02-Jun-02	02-Jun-02
New York	The State Insurance Fund (N.Y.)	Hogan Insurance	Statutory	01-Jun-02	01-Jun-02
Oklahoma	First American Insurance Company	IRAA (MGA)	Statutory	15-Nov-02	15-Nov-02
Pennsylvania	State Workrmens' Insurance Fund	Di Buduo & De Fendis Insurance Group	Statutory	03-Jun-02	03-Jun-02
Texas	Texas Mutual	Hogan Insurance	Statutory	15-Nov-02	15-Nov-02
Virginia	Liberty Mutual Group	Di Buduo & De Fendis Insurance Group	Statutory	11-Aug-02	11-Aug-02

Note 1:	Within all of the policies identified above the following entities are covered for Workers' Comp.: SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIA, and SNIS.
Note 2:	A Virginia employee was added to the Kansas policy
Note 3:	The AZ, ILL policy was renewed and the AR & GA states were removed
Note 4:
California is a monthly reporting policy. At the conclusion of each month we receive a voluntary payroll report request. We complete the report, calculate the premium and remit the premium after the fact.

March 31, 2002 Company	Agent	Type of Insurance	Amount of Coverage	Policy Exp. Date	Schedule E Premium paid thru date
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial General Liability Package BWCP 001385 General Liability Advertising Injury Employee Benefit Liability	$1 million per occurrence $2 million aggregate excluded $1 million per claim $1 million aggregate	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Automobile (non-owned) RPC 435072 Liability Physical Damage/Comp/Collision	$1 million $30,000 $100 deductible comp/ $250 collision	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Carpenter Moore	Directors & Officers (run-off) Hartford Lloyd's of London Gulf Insurance Company Executive Risk Indeminity Philadelphia Indemnity	$5,000,000 $5,000,000 xs $5,000,000 $10,000,000 xs $10,000,000 $10,000,000 xs $20,000,000 $10,000,000 xs $30,000,000	5/1/2003	5/1/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Employment Practice Liability	$1 million per loss & in the aggregate	1/15/2003	1/15/2003
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Commercial Umbrella — CUBW 793401 Evanston Insurance Company	$10 million per occurrence $10 million aggregate	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Hogan Insurance	Excess Liability United National Insurance XTA0000927	$10 million per occurrence $10 million aggregate	11/1/2002	11/1/2002
SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, & SNIA	Andreini & Co	Accident Policy (Trip/Travel) Hartford	$500,000 to $1,000,000 $5 million aggregate (single accident)	12/31/2002	12/31/2002
SNTL CORP & Sub's	Hogan Insurance	Professional Liability — (Binder) Indian Harbor Insurance ELU 8286301	$1 million per occurrence $1 million aggregate	8/8/2002	8/8/2002
BIG only	DiBudio & DeFendis	Professional Liability Run Off BIG companies only/acts b/f 12-10-99 *$500,000 deductible	$10 million per loss & in the aggregate	12/10/2004	12/10/2004

SCHEDULE F
March 31, 2002

SNTL (formerly SNIG), SNTLHC (formerly BIG), SNIS, SNIA

Name of Professional	Type Professional	Post-Petition Unpaid Total
Paul, Weiss, Rifkind, Wharton & Garrison	Legal fees	$72,729	Note A
Latham & Watkins	Counsel for Official Committee of Unsecured Creditors	$293,550	Note A
Steve Eldrige	Tax consulting	$9,293
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special litigation counsel	$1,903,955	Note A
Mannat Phelps	Legal fees	$58,967	Note A & E
KPMG LLP	Audit & consulting fees	$582,282	Note A
Riordan & McKinzie	Corporate counsel	$116,942	Note A, C & E
Pachulski, Stang, Ziehl, Young & Jones LLP	General bankruptcy counsel	$226,959	Note A & D
Miller, Herbers, Lehmann & Assoc.	Legal fees	$203,095	Note A
Davis, Fox & Berke	Legal fees - Hanover lawsuit	$8,122	Note A & B
Edward Shoop	Actuarial consulting fees	$144,349	Note A

Note A - Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court.

Note B - Amount represents fees & expenses through November 30, 2001.

Note C - SNIG has a retainer with Riordan & McKinzie. $500,000 of the retainer was returned to SNTL Corp. on March 15, 2002, therefore the retainer balance as of 3/31/02 is $48,373.40.

Note D - Amount represents fees & expenses through December 31, 2001.

Note E - Amount represents fees & expenses through February 28, 2002.

QuickLinks

  Exhibit 99.173
  SCHEDULE A
SNTL, SNTLHC, SNIA, SNIS Schedule of Operations One Month ended March 31, 2002 [Bankruptcy filed April 26, 2000] [unaudited]
  SCHEDULE B
  SCHEDULE C March 31, 2002
  SCHEDULE D
  SCHEDULE F March 31, 2002